Exhibit 3.1

BSQUARE CORPORATION

STATEMENT OF CORRECTION

Pursuant to RCW 23.95.220, the undersigned corporation hereby submits this Statement of Correction for the purpose of correcting and clarifying a document filed in the office of the Secretary of State.

1.	The name of the corporation is BSQUARE Corporation (the “Corporation”).

2.	The document to be corrected is the Corporation’s Amended and Restated Articles of Incorporation filed with the Secretary of State on June 14, 2021 (the “2021 Filing”).

3.	The 2021 Filing at the time of filing contained an inaccuracy because it was filed in error.

4.

The Corporation’s Amended and Restated Articles of Incorporation, as amended, that were in effect immediately prior to the erroneous filing of the 2021 Filing shall continue in full force and effect. Such Amended and Restated Articles of Incorporation are attached hereto as Exhibit A.

Dated this 30th day of June, 2021

BSQUARE CORPORATION

By:	/s/ Ralph C. Derrickson
Ralph C. Derrickson
President & Chief Executive Officer

Exhibit A

STATE of WASHINGTON

SECRETARY of STATE

***I, RALPH MUNRO,** Secretary of State of the State of Washington and custodian of its seal,*
hereby issue this

CERTIFICATE OF AMENDMENT

to

BSQUARE CORPORATION

a Washington Profit corporation. Articles of Amendment were filed for record in this office on the date indicated below.

UBI Number: 601 559 419

Date: October 25, 1999

Given under my hand and the Seal of the State of Washington at Olympia, the State Capital

Ralph Munro, Secretary of State 2-494682-4

AME

1999 3434 60692 001

**AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
BSQUARE CORPORATION**

FILED
STATE OF WASHINGTON
OCT 2 5 1999 (9)
RALPH MUNRO
SECRETARY OF STATE

ARTICLE I

NAME

The name of the corporation is BSQUARE Corporation (the "Corporation").

ARTICLE II

AUTHORIZED SHARES

2.1 **Authorized Capital**. The total authorized number of shares of the Corporation is Sixty Million (60,000,000) shares; Fifty Million (50,000,000) shares of common stock without par or ascribed value; Ten Million (10,000,000) shares of preferred stock without par or ascribed value.

2.2 **Issuance of Preferred Stock in Series**. The Preferred Stock may be issued from time to time in one or more series in any manner permitted by law and the provisions of these Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for the issuance thereof, prior to the issuance of any shares thereof. The Board of Directors shall have the authority to fix and determine and to amend, subject to the provisions hereof, the designations, powers, preferences and relative, participating, optional or other rights, if any, and qualifications, limitations or other restrictions of the shares of any series that is wholly unissued or to be established and the number of shares constituting any such series. Unless otherwise specifically provided in the resolution establishing any series, the Board of Directors shall further have the authority, after the issuance of shares of a series whose number it has designated, to amend the resolution establishing such series to decrease the number of shares of that series, but not below the number of shares of such series then outstanding.

(a) Dividends. The holders of shares of the Preferred Stock shall be entitled to receive dividends, out of the funds of the Corporation legally available therefor, at the rate and at the time or times as may be provided by the Board of Directors in designating a particular series of Preferred Stock. The holders of the Preferred Stock shall not be entitled to receive any dividends thereon, unless otherwise provided by the Board of Directors in designating a particular series of Preferred Stock.

(b) Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, then, before any distribution shall be made to the holders of the Common Stock, the holders of the Preferred Stock at the time outstanding shall be entitled to be paid the preferential amount or amounts per share as may be provided by the Board of Directors in designating a particular series of Preferred Stock, plus dividends accrued thereon to the date of such payment. In designating a particular series of Preferred Stock, the Board of Directors may also provide that such series is senior, on a par with or subordinate in order of priority to any other existing or later issued series of Preferred Stock in respect of distribution of amounts upon the liquidation, dissolution or winding up of the affairs of the Corporation. The holders of the Preferred Stock shall not be entitled to receive any distributive amounts upon the liquidation, dissolution or winding up of the

Val: 10/25/1999 - 42186
$70.00 on 10/25/1999
Draw - 10/25/1999 - 9

1999 3434 60692 002

affairs of the Corporation, unless otherwise provided by the Board of Directors in designating a particular series of Preferred Stock.

(c) Conversion. Shares of Preferred Stock may be convertible to shares of Common Stock at such rate and subject to such adjustments as may be provided by the Board of Directors in designating a particular series of Preferred Stock.

(d) Redemption. The Preferred Stock may be redeemable in such amounts, and at such time or times as may be provided by the Board of Directors in designating a particular series of Preferred Stock. In any event, such Preferred Stock may be repurchased by the Corporation only to the extent legally permissible.

(e) Voting Rights. Holders of Preferred Stock shall have such voting rights as may be provided by the Board of Directors in designating a particular series of Preferred Stock.

ARTICLE III

DIRECTORS

The Board of Directors shall be set at seven. At the first election of directors after the Corporation is a Public Company, as defined below, the Board of Directors shall be divided into three (3) classes, as determined by the Board of Directors, with said classes to be as equal in number as may be possible, which classes shall be elected for the terms set forth below:

Class	Term
Class 1	1 Year
Class 2	2 Years
Class 3	3 Years

Thereafter, each Director's term shall be three (3) years, and each Director shall serve for the term he or she was elected and thereafter until his or her successor is elected and qualified (or the number of directors is reduced), or until his or her death, resignation or removal from office. Directors need not be shareholders of the Corporation or residents of the State of Washington. Written ballots are not required in the election of Directors. For purposes of these Articles of Incorporation, the Corporation shall be a "Public Company" at such time and for so long as it has a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or any successor statute (the "Exchange Act"), or is otherwise subject to the reporting requirements of Section 15(d) of the Exchange Act.

Newly created directorships resulting from any increase in the number of Directors or any vacancies on the Board of Directors resulting from death, resignation, removal or other cause shall be filled by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors. Any Director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or in which the vacancy occurred and thereafter until such Director's successor shall have been elected and qualified (or the number of directors is reduced). No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

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ARTICLE IV

PREEMPTIVE RIGHTS

Shareholders of the Corporation shall have no preemptive rights to acquire additional shares of the Corporation.

ARTICLE V

CUMULATIVE VOTING

The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of the Corporation.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

(a) The capitalized terms in this Article 6 shall have the meanings set forth in RCW 23B.08.500.

(b) The Corporation shall indemnify and hold harmless each individual who is or was serving as a Director or officer of the Corporation or who, while serving as a Director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against any and all Liability incurred with respect to any Proceeding to which the individual is or is threatened to be made a Party because of such service, and shall make advances of reasonable Expenses with respect to such Proceeding, to the fullest extent permitted by law, without regard to the limitations in RCW 23B.08.510 through 23B.08.550; provided, however, that the payment of Expenses in advance of the final disposition of a Proceeding shall be made upon delivery to the Corporation of an undertaking, by or on behalf of such Director or officer, to repay all amounts so advanced if it shall ultimately be determined that such Director or officer is not entitled to be indemnified under this Article or otherwise; provided further, that no such indemnity shall indemnify any Director or officer from or on account of (1) acts or omissions of the Director or officer finally adjudged to be intentional misconduct or a knowing violation of law; (2) conduct of the Director or officer finally adjudged to be in violation of RCW 23B.08.310; or (3) any transaction with respect to which it was finally adjudged that such Director or officer personally received a benefit in money, property, or services to which the Director or officer was not legally entitled. Except as provided in Subsection (f) of this Article, the Corporation shall not indemnify a Director or officer in connection with a Proceeding (or part thereof) initiated by the Director or officer unless such Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

(c) The Corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee, or agent of the Corporation or, who, while a director, officer, employee, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise against Liability asserted against or incurred by

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the individual in that capacity or arising from the individual's status as a director, officer, employee, or agent, whether or not the Corporation would have power to indemnify the individual against such Liability under RCW 23B.08.510 or 23B.08.520.

(d) If, after the effective date of this Article 6, the Act is amended to authorize further indemnification of Directors or officers, then Directors and officers of the Corporation shall be indemnified to the fullest extent permitted by the Act as so amended.

(e) To the extent permitted by law, the rights to indemnification and advance of reasonable Expenses conferred in this Article 6 shall not be exclusive of any other right which any individual may have or hereafter acquire under any statute, provision of the Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise. The right to indemnification conferred in this Article 6 shall be a contract right upon which each Director or officer shall be presumed to have relied in determining to serve or to continue to serve as such. Any amendment to or repeal of this Article 6 shall not adversely affect any right or protection of a Director or officer of the Corporation for or with respect to any acts or omissions of such Director or officer occurring prior to such amendment or repeal.

(f) If a claim under this Article is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for expenses incurred in defending a proceeding in advance of its final disposition, in which case the applicable period shall be twenty (20) days, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the Director or officer shall be entitled to be paid also the expense of prosecuting such claim. Neither the failure of the Corporation (including its Board of Directors, its shareholders or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors, its shareholders or independent legal counsel) that the Director or officer is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the Director or officer is not so entitled.

(g) If the Corporation indemnifies or advances expenses to a Director or officer pursuant to this Article 6 in connection with a Proceeding by or in the right of the Corporation, the Corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders' meeting.

(h) If any provision of this Article 6 or any application thereof shall be invalid, unenforceable, or contrary to applicable law, the remainder of this Article 6, and the application of such provisions to individuals or circumstances other than those as to which it is held invalid, unenforceable, or contrary to applicable law, shall not be affected thereby.

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ARTICLE VII

INTERESTED TRANSACTIONS

(1) No contracts or other transactions between the Corporation and any other corporation, and no act of the Corporation shall in any way be affected or invalidated by the fact that any of the directors or shareholders of the Corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporation; and

(2) Any director or shareholder individually, or any firm of which any director or shareholder may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contracts or transactions of the Corporation, provided that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors or a majority thereof.

ARTICLE VIII

SHAREHOLDER ACTIONS BY CONSENT

In accordance with RCW 23B.07.040, any action that may be taken at a meeting of the Corporation's shareholders may be taken by written consent by the shareholders holding of record or otherwise entitled to vote in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted. If action is taken by less than unanimous consent, the Corporation shall give nonconsenting shareholders prior notice of such action; provided that if the action is of a type that would constitute a significant business transaction under RCW 23B.19.020(15), notice must be given no fewer than 20 days prior to the effective date of the action (such prior or 20 day period, a "Notice Period"). Such notice shall include the resolution approved by the shareholders by written consent and shall be hand delivered or sent first-class mail to each nonconsenting shareholder at the address on the books and records of the Corporation. Unless the written consent specifies a different effective date, the action is effective when consents sufficient to authorize the action have been delivered to the Corporation and the Notice Period has been satisfied. If the action is of a type that would entitle shareholders to exercise dissenters' rights under RCW 23B.13.020(1), then (i) the notice must comply with RCW 23B.13.220(2), (ii) RCW 23B.13.210 shall not apply, and (iii) all nonconsenting shareholders are entitled to receive the notice, demand payment under RCW 23B.13.230 and assert other dissenters' rights to which they are by law entitled.

ARTICLE IX

REGISTERED OFFICE

The address of the registered office of the Corporation is 1505 Westlake Avenue N., Suite 300, Seattle, Washington, and the name of the registered agent at such address is Michael J. Erickson.

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ARTICLE X

AMENDMENT OF ARTICLES

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on shareholders and directors are subject to this reserved power.

ARTICLE XI

LIMITATION OF DIRECTOR LIABILITY

No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for his or her conduct as a director on or after the date this Article becomes effective, except for: (i) acts or omissions that involve intentional misconduct or a knowing violation of law by the director, (ii) approval of certain distributions or loans in violation of RCW 23B.08.310, or (iii) any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. If, after approval by shareholders of this Article, the Washington Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Washington Business Corporation Act, as so amended. Any amendment to or repeal of this Article shall not adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

ARTICLE XII

REMOVAL OF DIRECTORS

Any Director or the entire Board of Directors may be removed with or without cause by the holders of not less than a majority of the shares then entitled to vote at an election of Directors; provided, however, beginning at such time and for so long as the Corporation is a Public Company (as defined in Article III), no Director may be removed without "Cause," as defined below. Such action may be taken at any regular or special meeting of the shareholders of the Corporation, or by unanimous written consent in lieu of a meeting, provided that notice of the proposed removal, which shall include a statement of the charges alleged against the Director(s) in the event of removal for Cause, shall have been duly given to the shareholders together with or as a part of the notice of the meeting.

Where a question of the removal of a Director for Cause is to be presented for shareholder consideration while the Corporation is a Public Company, an opportunity must be provided to such Director to present his or her defense to the shareholders by a statement which must accompany or precede the notice of the meeting at which removal of such Director for Cause shall be considered. Under such circumstances the Director involved shall be served with notice of the meeting at which such action is proposed to be taken together with a statement of the specific charges and shall be given an opportunity to be present and to be heard at the meeting at which his or her removal is considered.

1999 3434 60692 007

For purposes of this Article XII, "Cause" for removal shall be limited to (a) action by a Director involving willful malfeasance having a material adverse effect on the Corporation or (b) a Director being convicted of a felony; provided that any action by a Director shall not constitute "Cause" if, in good faith, such Director believed such action to be in or not opposed to the best interests of the Corporation, or if a Director shall be entitled, under applicable law or the Articles of Incorporation or Bylaws of the Corporation, to be indemnified with respect to such action.

ARTICLE XIII

SPECIAL MEETINGS OF THE SHAREHOLDERS

The Chairman of the Board of Directors, the President of the Corporation or the Board of Directors may call special meetings of the shareholders for any purpose. Further, a special meeting of the shareholders shall be held if the holders of not less than twenty-five percent (25%) of all the votes entitled to be cast on any issue proposed to be considered at such special meeting have dated, signed and delivered to the Secretary of the Corporation one or more written demands for such meeting, describing the purposes for which is to be held.

DATED: October 17, 1999

William T. Baxter, President, Chief Executive Officer and Chairman of the Board

1999 3434 60692 008

CERTIFICATE OF OFFICER
OF
BSQUARE CORPORATION

I, William T. Baxter hereby certify:

1. That I am the duly elected Chief Executive Officer and Chairman of the Board of BSQUARE Corporation (the "Corporation").

2. That the Amended and Restated Articles of Incorporation (the "Amendment") attached as EXHIBIT A hereto supersede the Amended and Restated Articles of Incorporation of the Corporation filed with the Office of the Secretary of State of Washington on January 29, 1998 (the "Articles").

3. That the Articles are hereby deleted in their entirety and replaced with new Articles I through XIII as set forth below:

ARTICLE I

NAME

The name of the corporation is BSQUARE Corporation (the "Corporation").

ARTICLE II

AUTHORIZED SHARES

2.1 **Authorized Capital.** The total authorized number of shares of the Corporation is Sixty Million (60,000,000) shares; Fifty Million (50,000,000) shares of common stock without par or ascribed value; Ten Million (10,000,000) shares of preferred stock without par or ascribed value.

2.2 **Issuance of Preferred Stock in Series.** The Preferred Stock may be issued from time to time in one or more series in any manner permitted by law and the provisions of these Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for the issuance thereof, prior to the issuance of any shares thereof. The Board of Directors shall have the authority to fix and determine and to amend, subject to the provisions hereof, the designations, powers, preferences and relative, participating, optional or other rights, if any, and qualifications, limitations or other restrictions of the shares of any series that is wholly unissued or to be established and the number of shares constituting any such series. Unless otherwise specifically provided in the resolution establishing any series, the Board of Directors shall further have the authority, after the issuance of shares of a series whose number it has designated, to amend the resolution establishing such series to decrease the number of shares of that series, but not below the number of shares of such series then outstanding.

(a) Dividends. The holders of shares of the Preferred Stock shall be entitled to receive dividends, out of the funds of the Corporation legally available therefor, at the rate and at the time or times as may be provided by the Board of Directors in designating a particular series of Preferred Stock. The holders of the Preferred Stock shall not be entitled to receive any dividends thereon, unless otherwise provided by the Board of Directors in designating a particular series of Preferred Stock.

1999 3434 60692 009

(b) Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, then, before any distribution shall be made to the holders of the Common Stock, the holders of the Preferred Stock at the time outstanding shall be entitled to be paid the preferential amount or amounts per share as may be provided by the Board of Directors in designating a particular series of Preferred Stock, plus dividends accrued thereon to the date of such payment. In designating a particular series of Preferred Stock, the Board of Directors may also provide that such series is senior, on a par with or subordinate in order of priority to any other existing or later issued series of Preferred Stock in respect of distribution of amounts upon the liquidation, dissolution or winding up of the affairs of the Corporation. The holders of the Preferred Stock shall not be entitled to receive any distributive amounts upon the liquidation, dissolution or winding up of the affairs of the Corporation, unless otherwise provided by the Board of Directors in designating a particular series of Preferred Stock.

(c) Conversion. Shares of Preferred Stock may be convertible to shares of Common Stock at such rate and subject to such adjustments as may be provided by the Board of Directors in designating a particular series of Preferred Stock.

(d) Redemption. The Preferred Stock may be redeemable in such amounts, and at such time or times as may be provided by the Board of Directors in designating a particular series of Preferred Stock. In any event, such Preferred Stock may be repurchased by the Corporation only to the extent legally permissible.

(e) Voting Rights. Holders of Preferred Stock shall have such voting rights as may be provided by the Board of Directors in designating a particular series of Preferred Stock.

ARTICLE III

DIRECTORS

The Board of Directors shall be set at seven. At the first election of directors after the Corporation is a Public Company, as defined below, the Board of Directors shall be divided into three (3) classes, as determined by the Board of Directors, with said classes to be as equal in number as may be possible, which classes shall be elected for the terms set forth below:

Class	Term
Class 1	1 Year
Class 2	2 Years
Class 3	3 Years

Thereafter, each Director's term shall be three (3) years, and each Director shall serve for the term he or she was elected and thereafter until his or her successor is elected and qualified (or the number of directors is reduced), or until his or her death, resignation or removal from office. Directors need not be shareholders of the Corporation or residents of the State of Washington. Written ballots are not required in the election of Directors. For purposes of these Articles of Incorporation, the Corporation shall be a "Public Company" at such time and for so long as it has a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or any successor statute (the "Exchange Act"), or is otherwise subject to the reporting requirements of Section 15(d) of the Exchange Act.

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Newly created directorships resulting from any increase in the number of Directors or any vacancies on the Board of Directors resulting from death, resignation, removal or other cause shall be filled by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors. Any Director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or in which the vacancy occurred and thereafter until such Director's successor shall have been elected and qualified (or the number of directors is reduced). No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

ARTICLE IV

PREEMPTIVE RIGHTS

Shareholders of the Corporation shall have no preemptive rights to acquire additional shares of the Corporation.

ARTICLE V

CUMULATIVE VOTING

The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of the Corporation.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

(a) The capitalized terms in this Article 6 shall have the meanings set forth in RCW 23B.08.500.

(b) The Corporation shall indemnify and hold harmless each individual who is or was serving as a Director or officer of the Corporation or who, while serving as a Director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against any and all Liability incurred with respect to any Proceeding to which the individual is or is threatened to be made a Party because of such service, and shall make advances of reasonable Expenses with respect to such Proceeding, to the fullest extent permitted by law, without regard to the limitations in RCW 23B.08.510 through 23B.08.550; provided, however, that the payment of Expenses in advance of the final disposition of a Proceeding shall be made upon delivery to the Corporation of an undertaking, by or on behalf of such Director or officer, to repay all amounts so advanced if it shall ultimately be determined that such Director or officer is not entitled to be indemnified under this Article or otherwise; provided further, that no such indemnity shall indemnify any Director or officer from or on account of (1) acts or omissions of the Director or officer finally adjudged to be intentional misconduct or a knowing violation of law; (2) conduct of the Director or officer finally adjudged to be in violation of RCW 23B.08.310; or (3) any transaction with respect to which it was finally adjudged that such Director or officer personally received a benefit in money, property, or services to which the Director or officer was not legally entitled. Except as provided in Subsection (f) of

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this Article, the Corporation shall not indemnify a Director or officer in connection with a Proceeding (or part thereof) initiated by the Director or officer unless such Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

(c) The Corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee, or agent of the Corporation or, who, while a director, officer, employee, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise against Liability asserted against or incurred by the individual in that capacity or arising from the individual's status as a director, officer, employee, or agent, whether or not the Corporation would have power to indemnify the individual against such Liability under RCW 23B.08.510 or 23B.08.520.

(d) If, after the effective date of this Article 6, the Act is amended to authorize further indemnification of Directors or officers, then Directors and officers of the Corporation shall be indemnified to the fullest extent permitted by the Act as so amended.

(e) To the extent permitted by law, the rights to indemnification and advance of reasonable Expenses conferred in this Article 6 shall not be exclusive of any other right which any individual may have or hereafter acquire under any statute, provision of the Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise. The right to indemnification conferred in this Article 6 shall be a contract right upon which each Director or officer shall be presumed to have relied in determining to serve or to continue to serve as such. Any amendment to or repeal of this Article 6 shall not adversely affect any right or protection of a Director or officer of the Corporation for or with respect to any acts or omissions of such Director or officer occurring prior to such amendment or repeal.

(f) If a claim under this Article is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for expenses incurred in defending a proceeding in advance of its final disposition, in which case the applicable period shall be twenty (20) days, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the Director or officer shall be entitled to be paid also the expense of prosecuting such claim. Neither the failure of the Corporation (including its Board of Directors, its shareholders or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors, its shareholders or independent legal counsel) that the Director or officer is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the Director or officer is not so entitled.

(g) If the Corporation indemnifies or advances expenses to a Director or officer pursuant to this Article 6 in connection with a Proceeding by or in the right of the Corporation, the Corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders' meeting.

(h) If any provision of this Article 6 or any application thereof shall be invalid, unenforceable, or contrary to applicable law, the remainder of this Article 6, and the application of such provisions to individuals or circumstances other than those as to which it is held invalid, unenforceable, or contrary to applicable law, shall not be affected thereby.

ARTICLE VII

INTERESTED TRANSACTIONS

(1) No contracts or other transactions between the Corporation and any other corporation, and no act of the Corporation shall in any way be affected or invalidated by the fact that any of the directors or shareholders of the Corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporation; and

(2) Any director or shareholder individually, or any firm of which any director or shareholder may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contracts or transactions of the Corporation, provided that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors or a majority thereof.

ARTICLE VIII

SHAREHOLDER ACTIONS BY CONSENT

In accordance with RCW 23B.07.040, any action that may be taken at a meeting of the Corporation's shareholders may be taken by written consent by the shareholders holding of record or otherwise entitled to vote in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted. If action is taken by less than unanimous consent, the Corporation shall give nonconsenting shareholders prior notice of such action; provided that if the action is of a type that would constitute a significant business transaction under RCW 23B.19.020(15), notice must be given no fewer than 20 days prior to the effective date of the action (such prior or 20 day period, a "Notice Period"). Such notice shall include the resolution approved by the shareholders by written consent and shall be hand delivered or sent first-class mail to each nonconsenting shareholder at the address on the books and records of the Corporation. Unless the written consent specifies a different effective date, the action is effective when consents sufficient to authorize the action have been delivered to the Corporation and the Notice Period has been satisfied. If the action is of a type that would entitle shareholders to exercise dissenters' rights under RCW 23B.13.020(1), then (i) the notice must comply with RCW 23B.13.220(2), (ii) RCW 23B.13.210 shall not apply, and (iii) all nonconsenting shareholders are entitled to receive the notice, demand payment under RCW 23B.13.230 and assert other dissenters' rights to which they are by law entitled.

ARTICLE IX

REGISTERED OFFICE

The address of the registered office of the Corporation is 1505 Westlake Avenue N., Suite 300, Seattle, Washington, and the name of the registered agent at such address is Michael J. Erickson.

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ARTICLE X

AMENDMENT OF ARTICLES

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on shareholders and directors are subject to this reserved power.

ARTICLE XI

LIMITATION OF DIRECTOR LIABILITY

No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for his or her conduct as a director on or after the date this Article becomes effective, except for: (i) acts or omissions that involve intentional misconduct or a knowing violation of law by the director, (ii) approval of certain distributions or loans in violation of RCW 23B.08.310, or (iii) any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. If, after approval by shareholders of this Article, the Washington Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Washington Business Corporation Act, as so amended. Any amendment to or repeal of this Article shall not adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

ARTICLE XII

REMOVAL OF DIRECTORS

Any Director or the entire Board of Directors may be removed with or without cause by the holders of not less than a majority of the shares then entitled to vote at an election of Directors; provided, however, beginning at such time and for so long as the Corporation is a Public Company (as defined in Article III), no Director may be removed without "Cause," as defined below. Such action may be taken at any regular or special meeting of the shareholders of the Corporation, or by unanimous written consent in lieu of a meeting, provided that notice of the proposed removal, which shall include a statement of the charges alleged against the Director(s) in the event of removal for Cause, shall have been duly given to the shareholders together with or as a part of the notice of the meeting.

Where a question of the removal of a Director for Cause is to be presented for shareholder consideration while the Corporation is a Public Company, an opportunity must be provided to such Director to present his or her defense to the shareholders by a statement which must accompany or precede the notice of the meeting at which removal of such Director for Cause shall be considered. Under such circumstances the Director involved shall be served with notice of the meeting at which such action is proposed to be taken together with a statement of the specific charges and shall be given an opportunity to be present and to be heard at the meeting at which his or her removal is considered.

For purposes of this Article XII, "Cause" for removal shall be limited to (a) action by a Director involving willful malfeasance having a material adverse effect on the Corporation or (b) a

1999 3434 60692 014

Director being convicted of a felony; provided that any action by a Director shall not constitute "Cause" if, in good faith, such Director believed such action to be in or not opposed to the best interests of the Corporation, or if a Director shall be entitled, under applicable law or the Articles of Incorporation or Bylaws of the Corporation, to be indemnified with respect to such action.

ARTICLE XIII

SPECIAL MEETINGS OF THE SHAREHOLDERS

The Chairman of the Board of Directors, the President of the Corporation or the Board of Directors may call special meetings of the shareholders for any purpose. Further, a special meeting of the shareholders shall be held if the holders of not less than twenty-five percent (25%) of all the votes entitled to be cast on any issue proposed to be considered at such special meeting have dated, signed and delivered to the Secretary of the Corporation one or more written demands for such meeting, describing the purposes for which is to be held.

* * * * * * * * * * * * * * * *

4. The Amendment does not provide for an exchange, reclassification or cancellation of issued shares.

The foregoing Amendments were adopted by the Board of Directors of the Corporation on August 13, 1999 and by the Shareholders of the Corporation on August 31, 1999 in accordance with RCW 23B.10.030 and RCW 23B.10.040.

Dated: October 17, 1999

By: [signature]
William T. Baxter
Chief Executive Officer and
Chairman of the Board

1999 3434 60692 015

EXHIBIT A

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF BSQUARE CORPORATION

ARTICLE I

NAME

The name of the corporation is BSQUARE Corporation (the "Corporation").

ARTICLE II

AUTHORIZED SHARES

2.1 **Authorized Capital.** The total authorized number of shares of the Corporation is Sixty Million (60,000,000) shares; Fifty Million (50,000,000) shares of common stock without par or ascribed value; Ten Million (10,000,000) shares of preferred stock without par or ascribed value.

2.2 **Issuance of Preferred Stock in Series.** The Preferred Stock may be issued from time to time in one or more series in any manner permitted by law and the provisions of these Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for the issuance thereof, prior to the issuance of any shares thereof. The Board of Directors shall have the authority to fix and determine and to amend, subject to the provisions hereof, the designations, powers, preferences and relative, participating, optional or other rights, if any, and qualifications, limitations or other restrictions of the shares of any series that is wholly unissued or to be established and the number of shares constituting any such series. Unless otherwise specifically provided in the resolution establishing any series, the Board of Directors shall further have the authority, after the issuance of shares of a series whose number it has designated, to amend the resolution establishing such series to decrease the number of shares of that series, but not below the number of shares of such series then outstanding.

(a) Dividends. The holders of shares of the Preferred Stock shall be entitled to receive dividends, out of the funds of the Corporation legally available therefor, at the rate and at the time or times as may be provided by the Board of Directors in designating a particular series of Preferred Stock. The holders of the Preferred Stock shall not be entitled to receive any dividends thereon, unless otherwise provided by the Board of Directors in designating a particular series of Preferred Stock.

(b) Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, then, before any distribution shall be made to the holders of the Common Stock, the holders of the Preferred Stock at the time outstanding shall be entitled to be paid the preferential amount or amounts per share as may be provided by the Board of Directors in designating a particular series of Preferred Stock, plus dividends accrued thereon to the date of such payment. In designating a particular series of Preferred Stock, the Board of Directors may also provide that such series is senior, on a par with or subordinate in order of priority to any other existing or later issued series of Preferred Stock in respect of distribution of amounts upon the liquidation, dissolution or winding up of the affairs of the Corporation. The holders of the Preferred Stock shall not

1999 3434 60692 016

affairs of the Corporation, unless otherwise provided by the Board of Directors in designating a particular series of Preferred Stock.

(c) Conversion. Shares of Preferred Stock may be convertible to shares of Common Stock at such rate and subject to such adjustments as may be provided by the Board of Directors in designating a particular series of Preferred Stock.

(d) Redemption. The Preferred Stock may be redeemable in such amounts, and at such time or times as may be provided by the Board of Directors in designating a particular series of Preferred Stock. In any event, such Preferred Stock may be repurchased by the Corporation only to the extent legally permissible.

(e) Voting Rights. Holders of Preferred Stock shall have such voting rights as may be provided by the Board of Directors in designating a particular series of Preferred Stock.

ARTICLE III

DIRECTORS

The Board of Directors shall be set at seven. At the first election of directors after the Corporation is a Public Company, as defined below, the Board of Directors shall be divided into three (3) classes, as determined by the Board of Directors, with said classes to be as equal in number as may be possible, which classes shall be elected for the terms set forth below:

Class	Term
Class 1	1 Year
Class 2	2 Years
Class 3	3 Years

Thereafter, each Director's term shall be three (3) years, and each Director shall serve for the term he or she was elected and thereafter until his or her successor is elected and qualified (or the number of directors is reduced), or until his or her death, resignation or removal from office. Directors need not be shareholders of the Corporation or residents of the State of Washington. Written ballots are not required in the election of Directors. For purposes of these Articles of Incorporation, the Corporation shall be a "Public Company" at such time and for so long as it has a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or any successor statute (the "Exchange Act"), or is otherwise subject to the reporting requirements of Section 15(d) of the Exchange Act.

Newly created directorships resulting from any increase in the number of Directors or any vacancies on the Board of Directors resulting from death, resignation, removal or other cause shall be filled by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors. Any Director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or in which the vacancy occurred and thereafter until such Director's successor shall have been elected and qualified (or the number of directors is reduced). No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

1999 3434 60692 017

ARTICLE IV

PREEMPTIVE RIGHTS

Shareholders of the Corporation shall have no preemptive rights to acquire additional shares of the Corporation.

ARTICLE V

CUMULATIVE VOTING

The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of the Corporation.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

(a) The capitalized terms in this Article 6 shall have the meanings set forth in RCW 23B.08.500.

(b) The Corporation shall indemnify and hold harmless each individual who is or was serving as a Director or officer of the Corporation or who, while serving as a Director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against any and all Liability incurred with respect to any Proceeding to which the individual is or is threatened to be made a Party because of such service, and shall make advances of reasonable Expenses with respect to such Proceeding, to the fullest extent permitted by law, without regard to the limitations in RCW 23B.08.510 through 23B.08.550; provided, however, that the payment of Expenses in advance of the final disposition of a Proceeding shall be made upon delivery to the Corporation of an undertaking, by or on behalf of such Director or officer, to repay all amounts so advanced if it shall ultimately be determined that such Director or officer is not entitled to be indemnified under this Article or otherwise; provided further, that no such indemnity shall indemnify any Director or officer from or on account of (1) acts or omissions of the Director or officer finally adjudged to be intentional misconduct or a knowing violation of law; (2) conduct of the Director or officer finally adjudged to be in violation of RCW 23B.08.310; or (3) any transaction with respect to which it was finally adjudged that such Director or officer personally received a benefit in money, property, or services to which the Director or officer was not legally entitled. Except as provided in Subsection (f) of this Article, the Corporation shall not indemnify a Director or officer in connection with a Proceeding (or part thereof) initiated by the Director or officer unless such Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

(c) The Corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee, or agent of the Corporation or, who, while a director, officer, employee, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise against Liability asserted against or incurred by

1999 343

the individual in that capacity or arising from the individual's status as a director, officer, employee, or agent, whether or not the Corporation would have power to indemnify the individual against such Liability under RCW 23B.08.510 or 23B.08.520.

(d) If, after the effective date of this Article 6, the Act is amended to authorize further indemnification of Directors or officers, then Directors and officers of the Corporation shall be indemnified to the fullest extent permitted by the Act as so amended.

(e) To the extent permitted by law, the rights to indemnification and advance of reasonable Expenses conferred in this Article 6 shall not be exclusive of any other right which any individual may have or hereafter acquire under any statute, provision of the Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise. The right to indemnification conferred in this Article 6 shall be a contract right upon which each Director or officer shall be presumed to have relied in determining to serve or to continue to serve as such. Any amendment to or repeal of this Article 6 shall not adversely affect any right or protection of a Director or officer of the Corporation for or with respect to any acts or omissions of such Director or officer occurring prior to such amendment or repeal.

(f) If a claim under this Article is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for expenses incurred in defending a proceeding in advance of its final disposition, in which case the applicable period shall be twenty (20) days, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the Director or officer shall be entitled to be paid also the expense of prosecuting such claim. Neither the failure of the Corporation (including its Board of Directors, its shareholders or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors, its shareholders or independent legal counsel) that the Director or officer is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the Director or officer is not so entitled.

(g) If the Corporation indemnifies or advances expenses to a Director or officer pursuant to this Article 6 in connection with a Proceeding by or in the right of the Corporation, the Corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders' meeting.

(h) If any provision of this Article 6 or any application thereof shall be invalid, unenforceable, or contrary to applicable law, the remainder of this Article 6, and the application of such provisions to individuals or circumstances other than those as to which it is held invalid, unenforceable, or contrary to applicable law, shall not be affected thereby.

ARTICLE VII

INTERESTED TRANSACTIONS

(1) No contracts or other transactions between the Corporation and any other corporation, and no act of the Corporation shall in any way be affected or invalidated by the fact that any of the directors or shareholders of the Corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporation; and

(2) Any director or shareholder individually, or any firm of which any director or shareholder may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contracts or transactions of the Corporation, provided that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors or a majority thereof.

ARTICLE VIII

SHAREHOLDER ACTIONS BY CONSENT

In accordance with RCW 23B.07.040, any action that may be taken at a meeting of the Corporation's shareholders may be taken by written consent by the shareholders holding of record or otherwise entitled to vote in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted. If action is taken by less than unanimous consent, the Corporation shall give nonconsenting shareholders prior notice of such action; provided that if the action is of a type that would constitute a significant business transaction under RCW 23B.19.020(15), notice must be given no fewer than 20 days prior to the effective date of the action (such prior or 20 day period, a "Notice Period"). Such notice shall include the resolution approved by the shareholders by written consent and shall be hand delivered or sent first-class mail to each nonconsenting shareholder at the address on the books and records of the Corporation. Unless the written consent specifies a different effective date, the action is effective when consents sufficient to authorize the action have been delivered to the Corporation and the Notice Period has been satisfied. If the action is of a type that would entitle shareholders to exercise dissenters' rights under RCW 23B.13.020(1), then (i) the notice must comply with RCW 23B.13.220(2), (ii) RCW 23B.13.210 shall not apply, and (iii) all nonconsenting shareholders are entitled to receive the notice, demand payment under RCW 23B.13.230 and assert other dissenters' rights to which they are by law entitled.

ARTICLE IX

REGISTERED OFFICE

The address of the registered office of the Corporation is 1505 Westlake Avenue N., Suite 300, Seattle, Washington, and the name of the registered agent at such address is Michael J. Erickson.

1999 3434 60692 020

ARTICLE X

AMENDMENT OF ARTICLES

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on shareholders and directors are subject to this reserved power.

ARTICLE XI

LIMITATION OF DIRECTOR LIABILITY

No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for his or her conduct as a director on or after the date this Article becomes effective, except for: (i) acts or omissions that involve intentional misconduct or a knowing violation of law by the director, (ii) approval of certain distributions or loans in violation of RCW 23B.08.310, or (iii) any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. If, after approval by shareholders of this Article, the Washington Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Washington Business Corporation Act, as so amended. Any amendment to or repeal of this Article shall not adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

ARTICLE XII

REMOVAL OF DIRECTORS

Any Director or the entire Board of Directors may be removed with or without cause by the holders of not less than a majority of the shares then entitled to vote at an election of Directors; provided, however, beginning at such time and for so long as the Corporation is a Public Company (as defined in Article III), no Director may be removed without "Cause," as defined below. Such action may be taken at any regular or special meeting of the shareholders of the Corporation, or by unanimous written consent in lieu of a meeting, provided that notice of the proposed removal, which shall include a statement of the charges alleged against the Director(s) in the event of removal for Cause, shall have been duly given to the shareholders together with or as a part of the notice of the meeting.

Where a question of the removal of a Director for Cause is to be presented for shareholder consideration while the Corporation is a Public Company, an opportunity must be provided to such Director to present his or her defense to the shareholders by a statement which must accompany or precede the notice of the meeting at which removal of such Director for Cause shall be considered. Under such circumstances the Director involved shall be served with notice of the meeting at which such action is proposed to be taken together with a statement of the specific charges and shall be given an opportunity to be present and to be heard at the meeting at which his or her removal is considered.

For purposes of this Article XII, "Cause" for removal shall be limited to (a) action by a Director involving willful malfeasance having a material adverse effect on the Corporation or (b) a Director being convicted of a felony; provided that any action by a Director shall not constitute "Cause" if, in good faith, such Director believed such action to be in or not opposed to the best interests of the Corporation, or if a Director shall be entitled, under applicable law or the Articles of Incorporation or Bylaws of the Corporation, to be indemnified with respect to such action.

ARTICLE XIII

SPECIAL MEETINGS OF THE SHAREHOLDERS

The Chairman of the Board of Directors, the President of the Corporation or the Board of Directors may call special meetings of the shareholders for any purpose. Further, a special meeting of the shareholders shall be held if the holders of not less than twenty-five percent (25%) of all the votes entitled to be cast on any issue proposed to be considered at such special meeting have dated, signed and delivered to the Secretary of the Corporation one or more written demands for such meeting, describing the purposes for which is to be held.

DATED: ________________, 1999

EXHIBIT ONLY
DO NOT SIGN

William T. Baxter, President, Chief Executive Officer and Chairman of the Board

1999 3434 60692 022

I, Kim Wyman, Secretary of State of the State of Washington and custodian of its seal, hereby certify the foregoing is a true and accurate copy of the record on file in this office. BG

JUN 22 2021

Given under my hand and the Seal of the State of Washington in Olympia, the State Capital.

Total Pages: 22 Kim Wyman

STATE of WASHINGTON

SECRETARY of STATE

I, RALPH MUNRO, *Secretary of State of the State of Washington and custodian of its seal,* hereby issue this

CERTIFICATE OF AMENDMENT

to

BSQUARE CORPORATION

a Washington Profit corporation. Articles of Amendment were filed for record in this office on the date indicated below.

UBI Number: 601 559 419

Date: August 04, 2000

AME

Given under my hand and the Seal of the State of Washington at Olympia, the State Capital

Ralph Munro, Secretary of State

2494682-4

221-1266. 0
00

FILED
STATE OF WASHINGTON
AUG 0 4 2000
RALPH MUNRO
SECRETARY OF STATE

ARTICLES OF AMENDMENT
OF
BSQUARE CORPORATION

Pursuant to RCW 23B.10.060, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is BSQUARE CORPORATION (the "Corporation").

SECOND: The Articles of Incorporation are hereby amended by deleting Paragraph 2.1 of Article II in its entirety and replacing it with the new Paragraph 2.1 of Article II as follows:

ARTICLE II

Authorized Capital

2.1 **Authorized Capital.** The total authorized number of shares of the Corporation is One Hundred Sixty Million (160,000,000) shares; One Hundred Fifty Million (150,000,000) shares of common stock without par or ascribed value; Ten Million (10,000,000) shares of Preferred Stock without par or ascribed value.

THIRD: The amendment does not provide for an exchange, reclassification, or cancellation of issued shares.

FOURTH: The foregoing amendment was adopted by the Board of Directors of the Corporation on February 3, 2000 and by the shareholders of the Corporation on May 2, 2000 in accordance with RCW 23B.10.030 and RCW 23B.10.040.

Dated: August 4, 2000.

BSQUARE CORPORATION
a Washington corporation

By: [signature]
Brian V. Turner, Senior Vice President of Operations, Chief Financial Officer and Secretary

Val: 08/04/2000 - 154253
$100.00 on 08/04/2000
Check - 08/04/2000 - 2312

I, Kim Wyman, Secretary of State of the State of Washington and custodian of its seal, hereby certify the foregoing is a true and accurate copy of the record on file in this office. BS

JUN 22 2021

Given under my hand and the Seal of the State of Washington in Olympia, the State Capital.

Total Pages: 2 Kim Wyman

10/06/2005 710624
$50.00 Check #16733
Tracking ID: 985319
Doc No: 710624-001

FILED
SECRETARY OF STATE
OCT 06 2005
STATE OF WASHINGTON

ARTICLES OF AMENDMENT
OF
BSQUARE CORPORATION

Pursuant to RCW 23B.10.060, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is BSQUARE CORPORATION (the "Corporation").

SECOND: The Articles of Incorporation are hereby amended by deleting Paragraph 2.1 of Article II in its entirety and replacing it with the new Paragraph 2.1 of Article II as follows:

ARTICLE II

Authorized Capital

2.1 **Authorized Capital**. The total authorized number of shares of the Corporation is Forty-Seven Million Five Hundred Thousand (47,500,000) shares; Thirty-Seven Million Five Hundred Thousand (37,500,000) shares of common stock without par or ascribed value; Ten Million (10,000,000) shares of Preferred Stock without par or ascribed value.

THIRD: This amendment shall be effective on October 6, 2005 at 1:30 p.m. PDT, in connection with a reverse split of the Corporation's common stock, pursuant to which each holder of common stock will receive one share of common stock in exchange for every four shares of common stock held of record by such holder.

FOURTH: The foregoing amendment was adopted by the Board of Directors of the Corporation on October 5, 2005 without shareholder action in accordance with RCW 23B.10.020.

Dated: October 5, 2005.

BSQUARE CORPORATION
a Washington corporation

By: [signature]
Brian T. Crowley, President and
Chief Executive Officer

I, Kim Wyman, Secretary of State of the State of Washington and custodian of its seal, hereby certify the foregoing is a true and accurate copy of the record on file in this office.

JUN 22 2021

Given under my hand and the Seal of the State of Washington in Olympia, the State Capital.

Total Pages: 1 Kim Wyman